UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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Molecular Templates, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2020 PROXY STATEMENT

MOLECULAR TEMPLATES, INC.

Notice of Annual Meeting of Stockholders to be held on May 28, 2020

MOLECULAR TEMPLATES, INC.

April 23, 2020

To Our Stockholders:

You are cordially invited to attend the 2020 annual meeting of stockholders of Molecular Templates, Inc. to be held at 8:30 a.m. ET on Thursday, May 28, 2020 at Harborside 5, 185 Hudson Street, Suite 1510, Jersey City, NJ 07311. As a result of the public health and travel risks and concerns due to COVID-19, we may announce alternative arrangements for the meeting, which may include switching to a virtual meeting format, or changing the time, date or location of the annual meeting. If we take this step, we will announce any changes in advance in a press release available on our website, www.mtem.com, and filed with the Securities and Exchange Commission as additional proxy materials, and as otherwise required by applicable state law. Details regarding the meeting, the business to be conducted at the meeting, and information about Molecular Templates, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, two persons will be elected to our Board of Directors. In addition, we will ask stockholders to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending 2020, and to approve by an advisory vote the compensation of our named executive officers. The Board of Directors recommends the approval of each of these proposals as set forth in this proxy statement. Such other business will be transacted as may properly come before the annual meeting.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading this proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Molecular Templates, Inc. We look forward to seeing you at the annual meeting.

Sincerely,

Eric E. Poma, Ph.D. Chief Executive Officer and Chief Scientific Officer

MOLECULAR TEMPLATES, INC.

9301 Amberglen Blvd., Suite 100

Austin, TX 78729

(512) 869-1555

April 23, 2020

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

TIME: 8:30 a.m. ET

DATE: Thursday, May 28, 2020

PLACE: Harborside 5, 185 Hudson Street, Suite 1510, Jersey City, NJ 07311*

PURPOSES:

1.	To elect two directors to serve three-year terms expiring in 2023;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending 2020;

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying proxy statement; and

4.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

*

We currently intend to hold the annual meeting in person. However, as a result of the public health and travel concerns that our stockholders may have due to COVID-19, we may announce alternative arrangements for the meeting, which may include switching to a virtual meeting format, or changing the time, date or location of the annual meeting. If we take this step, we will announce any changes in advance in a press release available on our website www.mtem.com, and filed with the Securities and Exchange Commission as additional proxy materials, and as otherwise required by applicable state law.

WHO MAY VOTE:

You may vote if you were the record owner of Molecular Templates, Inc. common stock at the close of business on April 8, 2020.

A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 9301 Amberglen Blvd., Suite 100, Austin, TX 78729.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Adam Cutler
Chief Financial Officer, Treasurer and Secretary

MOLECULAR TEMPLATES, INC.

9301 Amberglen Blvd., Suite 100

Austin, Texas 78729

(512) 869-1555

PROXY STATEMENT FOR MOLECULAR TEMPLATES, INC.

2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2020

This proxy statement, along with the accompanying Notice of 2020 Annual Meeting of Stockholders (the “Notice”), contains information about the 2020 annual meeting of stockholders of Molecular Templates, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 8:30 a.m. ET on Thursday, May 28, 2020, at Harborside 5, 185 Hudson Street, Suite 1510, Jersey City, NJ 07311.

Molecular Templates, Inc. currently intends to hold the annual meeting in person. However, as a result of the public health and travel concerns that our stockholders may have due to COVID-19, we may announce alternative arrangements for the meeting, which may include switching to a virtual meeting format, or changing the time, date or location of the annual meeting. If we take this step, we will announce any changes in advance in a press release available on our website, www.mtem.com, and filed with the Securities and Exchange Commission as additional proxy materials, and as otherwise required by applicable state law.

In this proxy statement, we refer to Molecular Templates, Inc. as “MTEM,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors (the “Board” or the “Board of Directors”) for use at the annual meeting.

On or about April 23, 2020, we began sending this proxy statement, the attached Notice and the enclosed proxy card to all stockholders entitled to vote at the annual meeting.

Although not part of this proxy statement, we are also sending, along with this proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which includes our financial statements for the fiscal year ended December 31, 2019.

EXPLANATORY NOTE

On August 1, 2017, Molecular Templates, Inc., formerly known as Threshold Pharmaceuticals, Inc. (“Threshold”), completed its business combination with Molecular Templates OpCo, Inc., or what was then known as “Molecular Templates, Inc.” (“Private Molecular”), in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated as of March 16, 2017, by and among Molecular, Trojan Merger Sub, Inc. (“Merger Sub”), our wholly owned subsidiary, and Private Molecular, pursuant to which Merger Sub merged with and into Private Molecular, with Private Molecular surviving as our wholly owned subsidiary, now known as “Molecular Templates OpCo, Inc.” (the “Merger”).

In this proxy statement, unless the context specifically indicates otherwise, “the Company”, “we”, “us”, “our” and “Molecular” refer to Public Molecular and its subsidiaries following the Merger, effective on August 1, 2017, and to Private Molecular and its subsidiaries prior to the Merger. References to “Pre-Merger Threshold” means Threshold prior to the Merger effective on August 1, 2017.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON THURSDAY, MAY 28, 2020 AT 8:30 A.M. ET

This proxy statement, the Notice and our 2019 annual report to stockholders are available electronically for viewing, printing and downloading at www.proxydocs.com/mtem. To view these materials please have your 12-digit control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2019 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.mtem.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Secretary, Molecular Templates, Inc., 9301 Amberglen Blvd., Suite 100, Austin, Texas 78729. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board is soliciting your proxy to vote at the 2020 annual meeting of stockholders to be held at Harborside 5, 185 Hudson Street, Suite 1510, Jersey City, NJ 07311, on Thursday, May 28, 2020, at 8:30 a.m. ET and any adjournments of the meeting, which we refer to as the annual meeting. This proxy statement along with the accompanying Notice summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

We have sent you this proxy statement, the Notice, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended 2019 because you owned shares of our common stock on the record date. We intend to commence distribution of the proxy materials to stockholders on or about April 23, 2020.

Who May Vote?

Only stockholders of record at the close of business on April 8, 2020 are entitled to vote at the annual meeting. On this record date, there were 45,705,609 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock. Our Series A Convertible Preferred Stock does not have any voting rights.

If on April 8, 2020 your shares of our common stock were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record.

If on April 8, 2020 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent. You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for, against or abstain for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Computershare Trust Company, N.A., or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions on the proxy card to vote by Internet or telephone.

•

By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•	In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on May 27, 2020.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020; and

•	“FOR” the compensation of our named executive officers, as disclosed in this proxy statement.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet or by telephone as instructed above;

•	by notifying Molecular Templates, Inc.’s Secretary in writing before the annual meeting that you have revoked your proxy; or

•

by attending the annual meeting and voting at the meeting. Attending the annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on certain of the proposals set forth in this proxy statement without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The affirmative vote of a majority of the votes cast affirmatively or negatively at the annual meeting is required to elect directors. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal at the annual meeting is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2020, our Audit Committee of our Board of Directors will reconsider its selection.

Proposal 3: Approve an Advisory Vote on the Compensation of our Named Executive Officers	The affirmative vote of a majority of the votes cast affirmatively or negatively at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, a representative of Mediant Communications, Inc. and our transfer agent, Computershare Trust Company, N.A, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or otherwise provide.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

What Happens if a Change to the Annual Meeting is Necessary Due to COVID-19?

We are sensitive to public health and travel risks and concerns related to COVID-19, and may announce alternative arrangements for the annual meeting, including holding the annual meeting solely by means of remote communication. If we take this step, we will announce the changes in advance by press release, posted on our website (www.mtem.com) and filed with the Securities and Exchange Commission as additional proxy materials and as otherwise required by applicable state law. A meeting held solely by remote means will have no impact on stockholders’ ability to provide their proxy by using the internet or telephone or by completing, signing, dating and mailing their proxy card as discussed above. As always, we encourage you to vote your shares prior to the annual meeting.

Attending the Annual Meeting

The annual meeting will be held at 8:30 a.m. ET on Thursday, May 28, 2020 at our offices at Harborside 5, 185 Hudson Street, Suite 1510, Jersey City, NJ 07311. When you arrive at our offices, signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Computershare Trust Company, N.A., by calling their toll free number 1-888-451-0183.

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of Molecular Templates, Inc.’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Molecular Templates, Inc. stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

•

If your Molecular Templates, Inc. shares are registered in your own name, please contact our transfer agent, Computershare Trust Company, N.A., and inform them of your request by calling them at 1-888-451-0183 or writing them at PO BOX 505000, Louisville, KY 40233-5000.

•

If a broker or other nominee holds your Molecular Templates, Inc. shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 8, 2020 for:

•	the executive officers named in the Summary Compensation Table on page 24 of this proxy statement,

•	each of our directors and director nominees,

•	all of our current directors and executive officers as a group, and

•	each stockholder known by us to own beneficially more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of April 8, 2020 pursuant to the conversion of our Series A Preferred Stock and exercise of options or warrants, each to the extent applicable, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 45,705,609 shares of common stock outstanding on April 8, 2020.

	Shares Beneficially Owned
Name and Address of Beneficial Owner**	Number	Percent

Five Percent Stockholders:

BVF Partners, L.P. (1) 44 Montgomery St., 40th Floor San Francisco, California 94104	3,608,332	7.9%

Longitude Venture Partners III, L.P. (2) 2740 Sand Hill Road, 2nd Floor Menlo Park, CA 94025	5,647,302	12.0%

Perceptive Advisors LLC (3) 51 Astor Place, 10th Floor New York, NY 10003	3,164,133	6.9%

Entities affiliated with SHV Management Services LLC (4) 300 W. 6th Street, Suite 2300 Austin, TX 78701	8,786,100	19.2%

Takeda Pharmaceutical Company Limited (5) 35 Landsdowne Street Cambridge, MA 02139	2,922,993	6.4%

Named Executive Officers and Directors:

Eric E. Poma, Ph.D. (6)	1,046,466	2.2%

	Shares Beneficially Owned
Name and Address of Beneficial Owner**	Number	Percent

Jason S. Kim (7)	403,839	*

Roger J. Waltzman (8)	54,687	*

David Hirsch, M.D. Ph.D. (9)	5,702,302	12.1%

David R. Hoffmann (10)	66,589	*

Kevin M. Lalande (11)	8,841,100	19.3%

Jonathan Lanfear	—	—

Scott Morenstein (12)	2,339,991	5.1%

Corsee Sanders, Ph.D.	—	—

Harold E. Selick, Ph.D. (13)	95,806	*

All directors and current executive officers as a group (11 persons) (14)	18,770,155	38.2%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
**	Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Molecular Templates, Inc., 9301 Amberglen Blvd., Suite 100, Austin TX 78729.
(1)

This information is based solely on a Schedule 13G/A filed with SEC on February 14, 2020. Consists of (i) 1,827,309 shares of common stock beneficially owned by Biotechnology Value Fund, L.P. (“BVF”), (ii) 1,434,270 shares of common stock beneficially owned by Biotechnology Value Fund II, L.P. (“BVF2”), (iii) 246,246 shares of common stock beneficially owned by Biotechnology Value Trading Fund OS LP (“Trading Fund OS”), and (iv) 100,507 shares of common stock held through certain Partners managed accounts (the “Partners Managed Accounts”). BVF Partners OS Ltd. (“Partners OS”), as the general partner of Trading Fund OS, may be deemed to beneficially own the shares of common stock beneficially owned by Trading Fund OS. BVF Partners, L.P. (“Partners”) as the general partner of BVF, BVF2, the investment manager of Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the shares of common stock beneficially owned in the aggregate by BVF, BVF2, Trading Fund OS, and the Partners Managed Accounts. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the shares of Common Stock owned by Partners. Mark N. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the shares of Common Stock beneficially owned by BVF Inc. The foregoing excludes (i) 128,000 shares of common stock issuable upon conversion of 128 shares of Series A Convertible Preferred Stock (“Series A Preferred Stock”) held by BVF, (ii) 168,508 additional shares of common stock issuable upon the exercise of warrants held by BVF, (iii) 104,000 shares of common stock issuable upon conversion of 104 shares of Series A Preferred Stock held by BVF2, (iv) 108,536 additional shares of common stock issuable upon the exercise of warrants held by BVF2, (v) 18,000 shares of common stock issuable upon conversion of 18 shares of Series A Preferred Stock held by Trading Funds OS, (vi) 30,190 additional shares of common stock issuable upon the exercise of warrants held by Trading Funds OS, and (vii) 54,830 additional shares of common stock issuable upon the exercise of warrants held by the Partners Managed Accounts, due to a beneficial ownership limitation. The shares of Series A Preferred Stock are only convertible to the extent that the holder, together with its affiliates and any other person or entity acting as a group, would not beneficially own more than 9.99% of the outstanding shares of common stock after giving effect to such conversion, as such percentage ownership is determined in accordance with the terms and provisions of the Company’s Certificate of Designation of Preferences,

Rights and Limitations of Series A Convertible Preferred Stock. The warrants referenced above have an exercise price of $6.8423 per share and expire on August 1, 2024, but are only exercisable to the extent that the holder, together with its affiliates and any other person or entity acting as a group, would not beneficially own more than 4.99% of the outstanding shares of common stock after giving effect to such exercise, as such percentage ownership is determined in accordance with the terms of the warrants. Partners OS disclaims beneficial ownership of the shares of common stock beneficially owned by Trading Fund OS. Each of Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the shares of common stock beneficially owned by BVF, BVF2, Trading Fund OS, and the Partners Managed Accounts.
(2)

This information is based solely on a Schedule 13D/A filed with SEC on December 5, 2019. Consists of (i) 4,199,035 shares of common stock held by Longitude Venture Partners III, L.P. (“Longitude Venture III”) and (ii) 1,448,267 shares of common stock issuable upon exercise of warrants held by Longitude Venture III. Such securities are held by Longitude Venture III and may be deemed to be beneficially owned by Longitude Capital Partners III, LLC (“Longitude Capital III”), David Hirsch, Ph.D., a member of the Company’s Board, Patrick G. Enright, and Juliet Tammenoms Bakker. Longitude Capital III is the general partner of Longitude Venture III and may be deemed to share voting and investment power over our securities held by Longitude Venture III. Dr. Hirsch, Mr. Enright and Ms. Bakker are members of Longitude Capital III and Mr. Enright and Ms. Bakker are the managing members of Longitude Capital III, and all of them may be deemed to share voting and investment power over our securities held by Longitude Venture III. Each of Longitude Capital III, Dr. Hirsch, Mr. Enright and Ms. Bakker disclaims beneficial ownership of these securities except to the extent of its, his or her pecuniary interest therein.

(3)

This information is based solely on a Schedule 13G/A filed with SEC on February 14, 2020. Consists of (i) 2,474,133 shares of common stock held by Perceptive Life Sciences Master Fund, Ltd. (“Master Fund”) and (ii) 190,000 shares of common stock issuable upon exercise of warrants held by Perceptive Advisors LLC (“Perceptive Advisors”). Perceptive Advisors serves as the investment manager to the Master Fund and may be deemed to beneficially own the securities directly held by the Master Fund. Joseph Edelman is the managing member of Perceptive Advisors and may be deemed to beneficially own the securities directly held by the Master Fund. Each of Master Fund, Perceptive Advisors and Mr. Edelman disclaims beneficial ownership of these securities except to the extent of its, his or her pecuniary interest therein.

(4)

This information is based solely on a Schedule 13D filed with the SEC on August 14, 2017. Consists of (i) 864,665 shares of common stock held by Santé Health Ventures I Annex Fund, L.P., (ii) 4,827 shares of common stock issuable upon exercise of warrants held by Santé Health Ventures I Annex Fund, L.P., (iii) 7,897,298 shares of common stock held by Santé Health Ventures I, L.P., and (iv) 19,310 shares of common stock issuable upon exercise of warrants held by Santé Health Ventures I, L.P. The securities held by Santé Health Ventures I Annex Fund, L.P. and Santé Health Ventures I, L.P. may be deemed to be beneficially owned by Kevin Lalande, a member of our Board, Joe Cunningham, M.D. and Douglas D. French, who are managing directors (the “SHV Directors”) of SHV Management Services, LLC (“SHV Management”). SHV Management is the general partner of SHV Annex Services, LP, which is the general partner of Santé Health Ventures I Annex Fund, L.P. SHV Management is also the general partner of SHV Management Services, LP, which is the general partner of Santé Health Ventures I, L.P. Each of the SHV Directors, SHV Management, SHV Annex Services, LP and SHV Management Services, LP disclaims beneficial ownership of these securities except to the extent of its or his pecuniary interest therein.

(5)

This information is based solely on a Schedule 13D filed with SEC on August 10, 2017. Consists of 2,922,993 shares of common stock held by Millennium Pharmaceuticals, Inc., a wholly owned subsidiary of Takeda Pharmaceutical Company Limited. These shares may be deemed to be beneficially owned by (i) Takeda Pharmaceutical Company Limited, (ii) Takeda Pharmaceuticals U.S.A., Inc., (iii) Takeda Pharmaceuticals International AG, (iv) Takeda Pharma A/S, (v) Takeda A/S, and (vi) Takeda Europe Holdings B.V.

(6)

Consists of (i) 239,896 shares of common stock held by Dr. Poma and (ii) 806,570 shares of our common stock issuable upon the exercise of options to purchase common stock held by Dr. Poma exercisable within 60 days of April 8, 2020.

(7)

Consists of (i) 54,136 shares of our common stock and (ii) 349,703 shares of our common stock issuable upon the exercise of options to purchase common stock held by Mr. Kim exercisable within 60 days of April 8, 2020.

(8)	Consists of 54,687 shares of common stock issuable upon exercise of options to purchase common stock held by Dr. Waltzman exercisable within 60 days of April 8, 2020.
(9)

Shares reported as beneficially owned by Dr. Hirsch consists of (i) 4,199,035 shares of common stock held directly by Longitude Venture III, (ii) 1,448,267 shares of common stock issuable upon exercise of warrants held by Longitude Venture Partners III, and (iii) 55,000 shares of our common stock issuable upon the exercise of options to purchase common stock held by Dr. Hirsch exercisable within 60 days of April 8, 2020. Dr. Hirsch is a member of Longitude Capital Partners III, LLC, the general partner of Longitude Venture Partners III, and therefore may be deemed to share voting and investment power over the shares held directly by Longitude Venture III. Dr. Hirsch disclaims beneficial ownership of the securities held by Longitude Venture III except to the extent of his pecuniary interest therein.

(10)	Consists of 66,589 shares of our common stock issuable upon the exercise of options to purchase common stock held by Mr. Hoffmann exercisable within 60 days of April 8, 2020.
(11)

Shares reported as beneficially owned by Mr. Lalande include (i) 864,665 shares of common stock held by Santé Health Ventures I Annex Fund, L.P., (ii) 4,827 shares of common stock issuable upon exercise of warrants held by Santé Health Ventures I Annex Fund, L.P., (iii) 7,897,298 shares of common stock held by Santé Health Ventures I, L.P., (iv) 19,310 shares of common stock issuable upon exercise of warrants held by Santé Health Ventures I, L.P. and (v) 5,000 shares of our common stock issuable upon the exercise of options to purchase common stock held by Mr. Lalande exercisable within 60 days of April 8, 2020. The securities held by Santé Health Ventures I, L.P. and Santé Health Ventures I Annex Fund, L.P. may be deemed to be beneficially owned by Mr. Lalande, who is a managing director of SHV Management Services, LLC, which is the general partner of SHV Management Services, LP, which is the general partner of Santé Health Ventures I, L.P., and SHV Annex Services, LP, which is the general partner of Santé Health Ventures I Annex Fund, L.P. As a managing director of SHV Management Services, LLC, Mr. Lalande may be deemed to share voting and investment power over these securities held by Santé Health Ventures I, L.P. and Santé Health Ventures I Annex Fund, L.P. Mr. Lalande disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(12)

Shares reported as beneficially owned by Mr. Morenstein include (i) 2,052,991 shares of common stock held by CDK Associates L.L.C. (“CDK”), (ii) a warrant to purchase 232,000 shares of common stock held by CDK, and (iii) 55,000 shares of common stock issuable upon the exercise of options to purchase common stock held by Mr. Morenstein exercisable within 60 days of April 8, 2020. Mr. Morenstein, a director of the Company, is a Managing Director of Caxton Alternative Management LP, the investment manager of CDK. Mr. Morenstein disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Caxton Corporation, Bruce Kovner and CDK Associates, L.L.C. may be considered directors by deputization due to their affiliation with Scott Morenstein. Each person disclaims beneficial ownership of these shares except to the extent of its or his pecuniary interest, if any, therein. The ownership of shares of common stock by CDK is subject to a 4.99% ownership blocker, pursuant to which shares of common stock may not be issued pursuant to the warrant, to the extent such issuance would cause CDK to beneficially own more than 4.99% of our outstanding common stock. The share ownership numbers and percentages for Mr. Morenstein in the table above reflect this 4.99% blocker.

(13)

Consists of (i) 40,806 shares of our common stock held by Dr. Selick and (ii) 55,000 shares of our common stock issuable upon the exercise of options to purchase common stock within 60 days of April 8, 2020.

(14)

See footnotes (6) through (13) above. Also includes 219,375 shares of our common stock issuable upon the exercise of options to purchase common stock within 60 days of April 8, 2020 held by Adam D. Cutler, our Chief Financial Officer.

BOARD OF DIRECTORS, MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our certificate of incorporation, as amended and restated, provides that our business is to be managed by or under the direction of a classified board of directors. This means our board of directors (our “Board” or “Board of Directors”) is divided into three classes for purposes of election, with each class having as nearly as possible an equal number of directors. One class is elected at each annual meeting of stockholders to serve for a three-year term. The term of service of each class of directors is staggered so that the term of one class expires at each annual meeting of stockholders.

Our Board currently consists of eight (8) members, classified into three classes as follows:

•	Class I is comprised of Eric E. Poma, Ph.D. and Harold E. Selick, Ph.D., with a term ending at the 2020 annual meeting of stockholders;

•	Class II is comprised of Jonathan Lanfear, Scott Morenstein and Corsee Sanders, Ph.D, with a term ending at the 2021 annual meeting of stockholders; and

•	Class III is comprised of David Hirsch, M.D., Ph.D., David R. Hoffmann and Kevin Lalande, with a term ending at the 2022 annual meeting of stockholders.

Our certificate of incorporation and bylaws, each as amended and restated, provide that the authorized number of directors may be changed only by resolution of a majority of the Board of Directors. The Board of Directors makes an effort to distribute additional directorships resulting from an increase in the number of directors among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors. Any vacancy on our Board of Directors, including a vacancy resulting from an enlargement of our Board of Directors, may be filled only by the vote of a majority of our directors then in office.

In selecting Board members, our Board may consider many factors, such as personal and professional integrity; ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a Board member or executive officer of another publicly held company; diversity of expertise and experience in substantive matters pertaining to our business relative to other Board members; and diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience.

On March 5, 2020 our Board accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Eric E. Poma, Ph.D. and Harold E. Selick, Ph.D., for election at the annual meeting for a term of three years to serve until the 2023 annual meeting of stockholders, and until their respective successors have been elected and qualified. The non-management directors of the Board are therefore recommending Eric E. Poma, Ph.D and Harold E. Selick, Ph.D. for stockholders’ consideration in this proxy statement.

Set forth below are the names of the persons nominated for election as directors and directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position with the Company
Eric E. Poma, Ph.D.	48	Chief Executive Officer and Chief Scientific Officer, Director
Harold E. Selick, Ph.D.	65	Chairman of the Board
David Hirsch, M.D., Ph.D.(1)(2)(3)	49	Director
David R. Hoffmann(1)	75	Director
Kevin M. Lalande(2)(3)	47	Director
Jonathan Lanfear	51	Director
Scott Morenstein(1)	44	Director
Corsee Sanders, Ph.D.	63	Director

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee

Nominees for Class I Directors

Class I Directors

Eric E. Poma, Ph.D., age 48, has been a director of the Company since August 2017, effective as of the Merger. Dr. Poma is the Chief Executive Officer and Chief Scientific Officer of the Company and founded Private Molecular in February 2009, serving on its board of directors since its inception. From March 2005 until September 2008, Dr. Poma was Vice President of Business Development of Innovive Pharmaceuticals (acquired by Cytrx Corporation), a biotechnology company. From 2001 to 2005, he served as the Associate Vice President of Business Development at ImClone Systems, Inc. (now Eli Lilly and Company), a biotechnology company focused on antibody therapeutics. As the founder of Private Molecular and in his role as Chief Scientific Officer, he led the invention of technology underlying the Company’s platform technology and what constitutes the whole of the Company’s current lead and preclinical pipeline candidates. Dr. Poma received his Ph.D. in Microbiology and Immunology and B.A. in Biology from the University of North Carolina at Chapel Hill and his M.B.A. from New York University. Our Board has concluded that Dr. Poma should serve as a director of the Company based on Dr. Poma’s direct involvement in the creation of, and knowledge of, our technology platform and extensive experience in the industry, which provides invaluable insight to our Board on matters involving the Company and its future goals. Our Board has concluded that having the Chief Executive Officer as a director is an optimal way of ensuring the most efficient execution and development of the Company’s business goals and strategies.

Harold E. “Barry” Selick, Ph.D., age 65, is chairman of the Company’s Board, and has served as a director of the Company since August 2017, effective as of the Merger, and served as a Pre-Merger director of Threshold since June 2002. He is currently the Vice Chancellor of Business Development, Innovation and Partnerships at the University of California, San Francisco, a position that he has held since April 2017. Previously, Dr. Selick served as Pre-Merger Threshold’s Chief Executive Officer from June 2002 until March 2017. From June 2002 until July 2007, Dr. Selick was also a Venture Partner of Sofinnova

Ventures, Inc., a venture capital firm. From January 1999 to April 2002, he was Chief Executive Officer of Camitro Corporation and its wholly-owned subsidiary, Camitro UK, Ltd, biotechnology companies. From 1992 to 1999, he was at Affymax Research Institute, the drug discovery technology development center for Glaxo Wellcome plc, most recently as Vice President of Research. Prior to working at Affymax he held scientific positions at Protein Design Labs, Inc. and Anergen, Inc. As a staff scientist at Protein Design Labs, Inc. (now PDL BioPharma, Inc., or PDL) he co-invented the technology underlying the creation of fully humanized antibody therapeutics and applied that to PDL’s first product, Zenapax (daclizumab), which was initially developed and commercialized by Roche for the prevention of kidney transplant rejection and more recently developed by Biogen and AbbVie and approved as Zinbryta for treatment of adults with relapsing forms of multiple sclerosis. Dr. Selick previously served as lead director of PDL, a public company, and chairman of the board of directors of Catalyst Biosciences and currently serves as chairman of the board of Protagonist Therapeutics, each of which are public drug discovery and development companies. Dr. Selick received his B.A. in Biophysics and Ph.D. in Biology from the University of Pennsylvania and was a Damon Runyon-Walter Winchell Cancer Fund Fellow and an American Cancer Society Senior Fellow at the University of California, San Francisco. Our Board has concluded that Dr. Selick should serve as a director of the Company based on Dr. Selick’s extensive experience and industry knowledge.

Directors Continuing in Office

Class II Directors

Jonathan Lanfear, age 51, has been a director of the Company since May 2018. Mr. Lanfear is the Vice President and Global Head of Oncology & Neuroscience Business Development at Takeda Pharmaceuticals International. Prior to joining Takeda in December 2011, Mr. Lanfear spent approximately 8 years at Pfizer Inc. as a Senior Director and Transactions Lead in the Worldwide Business Development, Strategy, & Innovation Group. Mr. Lanfear previously served in a biotechnology equity research position at AG Edwards/Wachovia and in a business development position at Searle/Pharmacia where he worked on several significant licensing transactions prior to the company’s acquisition. Mr. Lanfear holds a B.S. in Chemical Engineering and a Master’s degree in Bioengineering, both from the University of Michigan (Ann Arbor), and an MBA from Washington University (St. Louis). Mr. Lanfear previously served on the board of directors of Aquinnah Pharmaceuticals, a privately-held neurodegeneration-focused company. Our Board has concluded that Mr. Lanfear should serve as a director of the Company based on Mr. Lanfear’s industry perspective and experience.

Scott Morenstein, age 44, has been a director of the Company since August 2017, effective as of the Merger. Mr. Morenstein serves as Managing Director of CAM Capital, where he leads healthcare investing. CAM Capital was established in 2012 by Bruce Kovner following his retirement from Caxton Associates, the macro hedge fund he founded and managed from 1983 to 2011. Prior to joining CAM Capital in 2013, Mr. Morenstein served as Managing Director at Valence Life Sciences and before that Principal at Caxton Advantage Venture Partners, which he joined in 2007. Prior to joining Caxton Advantage, Mr. Morenstein served as an investment banking associate and founding member of Seaview Securities. Mr. Morenstein began his career at Lehman Brothers as a healthcare investment banker and equity research analyst. Mr. Morenstein has more than 15 years’ experience in biopharmaceutical investing, equity research and investment banking. Mr. Morenstein led CAM’s investment in and served as a director of Celator Pharmaceuticals until its acquisition by Jazz Pharmaceuticals in July 2016. He was nominated a director of Synta Pharmaceuticals to advise the company as it explored strategic alternatives ultimately leading to a merger with Madrigal Pharmaceuticals. He served as a member of the board of directors of Gemin X Pharmaceuticals until its acquisition by Cephalon. He currently serves as a director of Velicept Therapeutics and Antios Therapeutics. Mr. Morenstein received an M.B.A. from Harvard Business School and a B.A. from the University of Pennsylvania with a degree in the Biological Basis of Behavior with a Concentration in the Physiology of Neural Systems. Our Board has concluded that Mr. Morenstein should serve as a director of the Company based on Mr. Morenstein’s industry and financial expertise and experience.

Corsee Sanders, Ph.D., age 63, has been a director of the Company since December 2019. Dr. Sanders serves as a Strategic Advisor to the Global Development Group of Bristol Myers Squibb, a position she has held since November 2019. Previously, Dr. Sanders served as Strategic Advisor to the Office of the Celgene Chief Medical Officer, since March 2018, ensuring effective integration of Juno Therapeutics’ Development Organization into the Celgene Organization, specifically the unique CAR T aspects, advising the label-enabling CAR T legacy Juno program (JCAR017), and advising the Chief Medical Officer and the Chief Medical Officer’s leadership team in evolving the clinical development organization. From January 2017 to March 2018, Dr. Sanders was a Member of the Juno Therapeutics Executive Committee as Executive Vice President of Development Operations, with responsibilities for strategic operations, quantitative sciences, biosample and clinical operations. Dr. Sanders was a Member of the Genentech/Roche Late Stage Portfolio Committee from 2011 to 2017, and Global Head of the Genentech/Roche Late Stage Clinical Operations from 2012 to 2017, with responsibility for leading nearly 2,500 employees, across 5 strategic and 20 local country sites, in planning and conducting global development and local clinical trials in over 70 countries. She was Global Head of the Genentech/Roche Biometrics group from 2009 to 2012, and Genentech Head of DATA (Design, Analysis, Technology & Administration) prior to the Roche acquisition. Earlier in her career, she was employed at Schering-Plough Research Institute and at Centocor Inc., primarily in statistician and biomedical operations roles. Dr. Sanders has directly contributed and/or provided oversight in developing multiple approved pharmaceutical products including Claritin®, Rituxan®, Herceptin®, TNKase®, Cathflo®, Xolair, Avastin®, Tarceva®, Lucentis®, Zelboraf®, Perjeta®, Erivedge®, Gazyva®, Kadcyla®, Alecensa®, Cotellic®, Venclexta®, Tecentriq®, Ocrevus®, Hemlibra®, and JCAR017®, a CAR T cell therapy for NHL. She served as a director of TransCelerate Biopharma Inc., a non-profit organization of pharmaceutical companies until 2016 and currently serves as a member of the Board of Trustees for the Fred Hutchinson Cancer Research Center and as a director of AbGenomics International Inc., a privately-held T-cell homeostasis company. Dr. Sanders earned her B.S. and M.S. in statistics, graduating Magna Cum Laude from the University of the Philippines, her M.A. and Ph.D. in statistics from the Wharton Doctoral Program at the University of Pennsylvania. Our Board has concluded that Dr. Sanders should serve as a director of the Company based on Dr. Sanders’s extensive background in pharmaceutical operations as well as her scientific and leadership experience.

Class III Directors

David Hirsch, M.D., Ph.D., age 49, has been a director of the Company since August 2017, effective as of the Merger. Since 2007, Dr. Hirsch has served as a Founder and Managing Director at Longitude Capital, where he focuses on investments in biotechnology. From 2005 to 2006, Dr. Hirsch was Vice President of Pequot Capital Management, where he worked in the life sciences practice. Prior to Pequot Capital Management, Dr. Hirsch was an Engagement Manager in the pharmaceutical practice of McKinsey & Company. While at McKinsey & Company, he worked with many large pharmaceutical companies across a range of projects including clinical and commercial strategies, M&A evaluations, portfolio prioritization and managed care strategy. Dr. Hirsch currently serves on the board of directors of Collegium Pharmaceutical, Inc., Inflazome Ltd., Poseida Therapeutics, Inc., Rapid Micro Biosystems, Inc., Tricida, Inc., and Velicept Therapeutics, Inc., and previously served on the board of directors of Civitas Therapeutics, Inc., Precision Therapeutics, Inc. and Zavante Therapeutics, Inc. Dr. Hirsch holds a Ph.D. in Biology from the Massachusetts Institute of Technology, an M.D. from Harvard Medical School and a B.A. in Biology from Johns Hopkins University. Our Board has concluded that Dr. Hirsch should serve as a director of the Company based on Dr. Hirsch’s perspective and experience as an investor and board member in the life sciences industry, as well as his strong medical and scientific background.

David R. Hoffmann, age 75, has been a director of the Company since August 2017, effective as of the Merger, and served as a Pre-Merger director of Threshold since April 2007. Mr. Hoffmann is retired from ALZA Corporation (now a Johnson & Johnson company) where he held the positions of Vice President and Treasurer from 1992 to until his retirement in October 2002, Vice President of Finance from 1982 to 1992 and Director of Accounting/Finance from 1976 to 1982. Since 2003, Mr. Hoffmann has served as the

Chief Executive Officer of Hoffmann Associates, a multi-group company specializing in cruise travel and financial and benefit consulting. He serves as Chairman of the board of directors of DURECT Corporation. Mr. Hoffmann holds a B.S. in Business Administration from the University of Colorado. Our Board has concluded that Mr. Hoffmann should serve as a director of the Company based on Mr. Hoffmann’s financial expertise and industry experience. Our Board has determined that Mr. Hoffmann qualifies as an “audit committee financial expert” as defined by the rules of the SEC.

Kevin M. Lalande, age 47, has been a director of the Company since August 2017, effective as of the Merger. Mr. Lalande served on the board of directors of Private Molecular since 2009. Mr. Lalande is a founder and Managing Director of Santé Ventures, a venture capital firm. Prior to founding Santé Ventures in 2006, Mr. Lalande spent seven years with Austin Ventures. Before joining Austin Ventures, Mr. Lalande was a management consultant with McKinsey & Company. Mr. Lalande holds a B.S. in Electrical and Computer Engineering from Brigham Young University and an M.B.A. with Highest Distinction from the Harvard Business School. Our Board has concluded that Mr. Lalande should serve as a director of the Company based on his substantial experience as a venture capitalist and as a director of a number of privately-held companies.

Director Independence

Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Under Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. In order to be considered independent for purposes of Rule 10C-1, a board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our Board has reviewed the composition of our Board and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that each of our directors, with the exception of Eric E. Poma, is an “independent director” as defined under Rule 5606(a)(2) of the Nasdaq Listing Rules. As such, our Board of Directors determined that each of David Hirsch, M.D., Ph.D., David R. Hoffman, Kevin M. Lalande, Jonathan Lanfear, Scott Morenstein, Harold “Barry” Selick, Ph.D., and Corsee Sanders, Ph.D. are independent. Our Board of Directors determined that David R. Hoffmann, David Hirsch, M.D., Ph.D. and Scott Morenstein, who comprise our Audit Committee, Kevin Lalande and David Hirsch, M.D., Ph.D. who comprise our

Nominating and Corporate Governance Committee and Kevin Lalande and David Hirsch, M.D, Ph.D., who comprise our Compensation Committee, satisfy the independence standards for such committees established by the SEC and the Nasdaq Listing Rules, as applicable. In making such determinations, our Board of Directors considered the relationships that each such non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director. Specifically, with respect to determination of audit committee independence, the Board has determined that Dr. Hirsch is independent even though he falls outside the “safe harbor” definition set forth in Rule 10A-3(e)(1)(ii) under the Exchange Act because Longitude Venture Partners III, L.P. and its affiliates own in excess of 10% of our common stock. Among other things, the board considered Dr. Hirsch’s history of service and the percentage of common stock held by others, and it determined that he is not an “affiliated person” of our Company who would be ineligible to serve on the Audit Committee.

Committees of the Board of Directors and Meetings

During the fiscal year ended December 31, 2019, there were six meetings of our Board, and the various committees of the Board met a total of ten times. None of our directors attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during fiscal 2019. The Board has adopted a policy under which each member of the Board is strongly encouraged to attend each annual meeting of our stockholders. Seven directors, which were all of our then-current directors, attended our annual meeting of stockholders held in 2019.

We have established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these committees operates under a charter that has been approved by our Board of Directors and satisfies the applicable rules and regulations of the SEC and the applicable listing standards of the Nasdaq Stock Market. Members will serve on these committees until their resignation or as otherwise determined by our Board of Directors.

Audit Committee. Our Audit Committee met six times during fiscal 2019. This committee currently has three members, David R. Hoffmann (Chairman), David Hirsch, M.D., Ph.D., and Scott Morenstein. All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and by The Nasdaq Stock Market as such standards apply specifically to members of audit committees. The Board has determined that Mr. Hoffmann is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include, among others:

•	appointing, evaluating, retaining, overseeing, and if need be, terminating the engagement of any independent auditor;

•	assessing the qualification, performance and independence of our independent auditor;

•	pre-approving all audit and non-audit services to be performed by our independent auditor;

•	reviewing our financial statements and related disclosures;

•	reviewing the adequacy and effectiveness of our accounting and financial reporting processes, systems of internal control and disclosure controls and procedures;

•	reviewing our overall risk management framework;

•	overseeing procedures for the treatment of complaints on accounting, internal accounting controls, or audit matters;

•	reviewing and discussing with management and the independent auditor the results of our annual audit, reviews of our quarterly financial statements and our publicly filed reports;

•	reviewing and approving related person transactions; and

•	preparing the audit committee report that the SEC requires in our annual proxy statement.

A copy of the Audit Committee’s written charter is publicly available on our website at www.mtem.com.

Please also see the Report of Audit Committee set forth elsewhere in this proxy statement.

Compensation Committee. Our Compensation Committee met two times during fiscal 2019. This committee currently has two members, Kevin Lalande (Chairman) and David Hirsch, M.D., Ph.D. Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and include:

•

reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to our success;

•	appointing, evaluating, retaining, overseeing, and if need be, terminating the engagement of any compensation consultant;

•

evaluating and administering our equity-based plans and awards granted under such plans, including our 2018 Equity Incentive Plan, 2014 Equity Incentive Plan, as amended, our 2009 Stock Plan, as amended, our 2004 Amended and Restated Equity Incentive Plan, as amended, our 2001 Equity Incentive Plan, and our Amended and Restated 2004 Employee Stock Purchase Plan; reviewing the elements and amount of total compensation for all executive officers and reviewing and approving any changes in such compensation;

•	reviewing and making recommendations to our Board of Directors regarding director compensation; and

•

reviewing and approving, or recommending to our Board of Directors for approval, the compensation of our chief executive officer, conducting this decision making process without the chief executive officer present.

In establishing compensation amounts for executives, the Compensation Committee seeks to provide compensation that is competitive in light of current market conditions and industry practices. Accordingly, the Compensation Committee will generally review market data which is comprised of proxy-disclosed data from peer companies and information from nationally recognized published surveys for the biopharmaceutical industry. The market data helps the Compensation Committee gain perspective on the compensation levels and practices at the peer companies and to assess the relative competitiveness of the compensation paid to the Company’s executives. The market data thus guides the Compensation Committee in its efforts to set executive compensation levels and program targets at competitive levels for comparable roles in the marketplace. The Compensation Committee then considers other factors, such as the importance of each executive officer’s role to the Company, individual expertise, experience, and performance, retention concerns and relevant compensation trends in the marketplace, in making its final compensation determinations.

As noted above, the Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. The Compensation Committee has engaged the services of Haigh & Company, a national executive compensation consulting firm, to review and provide recommendations concerning all of the components of the Company’s executive compensation program. Haigh & Company performs services solely on behalf of the Compensation Committee and has no relationship with the Company or management except as it may relate to performing such services. Haigh & Company assists the Compensation Committee in defining the appropriate market of the Company’s peer companies for executive compensation and practices and in benchmarking our executive compensation program against the peer group each year. Haigh & Company also assists the Compensation Committee in benchmarking our director compensation program and practices against those of our peers.

The Compensation Committee has authorized Haigh & Company to interact with management on behalf of the Compensation Committee, as needed in connection with advising the Compensation Committee, and Haigh & Company is included in discussions with management and, when applicable, the Compensation Committee’s outside legal counsel on matters being brought to the Compensation Committee for consideration.

It is the Compensation Committee’s policy that the Chair of the Compensation Committee or the full Compensation Committee pre-approve any additional services provided to management by our independent compensation consultant. In fiscal year 2019, Haigh & Company only did work for the Compensation Committee. In compliance with the SEC and the corporate governance rules of The Nasdaq Stock Market, Haigh & Company provided the Compensation Committee with a letter addressing each of the six independence factors. Their responses affirm the independence of Haigh & Company and the partners, consultants, and employees who service the Compensation Committee on executive compensation matters and governance issues.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.mtem.com.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee met two times during fiscal year 2019. This committee currently has two members, Kevin Lalande (Chairman) and David Hirsch, M.D., Ph.D. The Nominating and Corporate Governance Committee’s responsibilities are set forth in the Nominating and Corporate Governance Committee’s written charter and include:

•	evaluating and making recommendations to the full Board as to the composition, organization and governance of the Board and its committees;

•	evaluating and making recommendations as to director candidates;

•	overseeing the evaluation of the Board;

•	overseeing the process for chief executive officer and other executive officer succession planning; and

•	developing and recommending the corporate governance guidelines for the Company.

Generally, our Nominating and Corporate Governance Committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. In fiscal year 2019, we used a third party search firm to identify appropriate potential candidates for our Board and present an overview of such potential candidate’s criteria and qualifications to us. Once identified, by a third party search firm or otherwise, the Nominating and Corporate Governance Committee will evaluate a candidate’s qualifications in accordance with the criteria set forth in our Corporate Governance Guidelines. Our Corporate Governance Guidelines provide that the background and qualifications of the members of our Board of Directors considered as a group should provide a significant breadth of experience, knowledge, and ability to assist our Board of Directors in fulfilling its responsibilities. In considering whether to recommend any particular candidate for inclusion in our Board’s slate of recommended director nominees, our Nominating and Corporate Governance Committee applies the criteria set forth in our corporate governance guidelines. Consistent with these criteria, our Nominating and Corporate Governance Committee expects every nominee to have the following attributes or characteristics: integrity, business acumen, good judgment, and a commitment to understand our business and industry. We also value experience on other public company boards of directors and board committees.

The biography for each of the director nominees included herein indicates each nominee’s experience, qualifications, attributes and skills that led our Nominating and Corporate Governance Committee and our Board of Directors to conclude each such director should continue to serve as a director of our Company. Our Nominating and Corporate Governance Committee and our Board believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group possess the skill sets and specific experience desired of our Board as a whole.

Our Nominating and Corporate Governance Committee does not have a policy (formal or informal) with respect to diversity, but believes that our Board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. In this regard, our Nominating and Corporate Governance Committee also takes into consideration the value of diversity (with respect to gender, race, national origin and other factors) of our Board members. Our Nominating and Corporate Governance Committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors.

Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates by following the procedures described in our Amended and Restated Bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. In general, persons recommended by stockholders will be considered in accordance with our Corporate Governance Guidelines. Any such recommendation should be made in writing to the Nominating and Corporate Governance Committee, care of our Corporate Secretary at our principal office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:

•	all information relating to such person that would be required to be disclosed in a proxy statement;

•	certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in the Company’s securities;

•	a description of certain arrangements and understandings between the proposing stockholder and any beneficial owner and any other person in connection with such stockholder nomination; and

•	a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.

The recommendation must also be accompanied by the following information concerning the proposed nominee:

•	certain biographical information concerning the proposed nominee;

•	all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors; and

•	written consent to serving as a director if elected from the proposed nominee.

Corporate Governance Guidelines. Our Board has adopted Corporate Governance Guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of the Company and our stockholders. The guidelines provide that:

•	our Board’s principal responsibility is to oversee the management of our Company;

•	except as required by Nasdaq rules, a majority of the members of our Board must be independent directors;

•	the independent directors meet in executive session at least twice a year;

•	directors have full and free access to management and, as necessary, independent advisors; and

•	our Nominating and Corporate Governance Committee will oversee periodic self-evaluations of the Board to determine whether it and its committees are functioning effectively.

Copies of the Nominating and Corporate Governance Committee’s written charter and our Corporate Governance Guidelines are publicly available on the Company’s website at www.mtem.com.

Board Leadership Structure and Role in Risk Oversight

Our Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer and/or to implement the role of Lead Independent Director in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Our current Board leadership structure separates the positions of Chief Executive Officer and Board Chairman. The Board believes that this separation is appropriate for the organization at this time because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives. Our Chief Executive Officer, who is also a member of our Board, is primarily responsible for our operations and strategic direction, while our Board Chairman, who is an independent member of the Board, is primarily focused on matters pertaining to corporate governance, including management oversight. While the Board believes that this is the most appropriate structure at this time, the Board retains the authority to change the Board structure, including the possibility of combining the Chief Executive Officer and Board Chairman position, if it deems such a change to be appropriate in the future.

Our Board of Director’s Role in Risk Oversight

The Board of Directors’ role in risk oversight includes receiving periodic department reports from the functional head of each department, which highlights areas of material risk identified by each department head. The report prepared by our internal program management department highlights risks that pertain to our most advanced programs, and includes the probability of risk occurrence, the likely impact of the risk and any mitigating steps being taken. In addition to providing these periodic reports, representatives from Company management are typically invited to participate in Board meetings and provide updates on identified risks at such meetings. Pursuant to the Audit Committee charter, the Board has delegated to the Audit Committee the duty to inquire of management and the independent auditors about significant risks or exposures facing the Company. The Audit Committee reports to the full Board the outcome of risk-related inquiries, to the extent that such risks had not been previously identified to the Board through periodic reports or at Board meetings.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at info@mtem.com. However, any stockholders who wish to address questions regarding our business directly with the Board, or any individual director, should direct his or her questions in writing to the Chairman of the Board at 9301 Amberglen Blvd., Suite 100, Austin, Texas 78729. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as junk mail and mass mailings, resumes and other forms of job inquiries, surveys, and solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors. We have employment agreements with all of our executive officers, and all of our executive officers are at-will employees.

Name	Age	Position
Jason S. Kim	45	President and Chief Operating Officer
Adam D. Cutler	45	Chief Financial Officer, Treasurer and Secretary
Roger J. Waltzman, M.D.	52	Chief Medical Officer

Jason S. Kim

Jason S. Kim, 45, is President and Chief Operating Officer of the Company. Mr. Kim joined Private Molecular in February 2010 and served as its President and Chief Financial Officer until the completion of the Merger. From 2009 to 2011, Mr. Kim served as Director, Business and Corporate Development for OSI Pharmaceuticals, Inc. (now Astellas Pharma US, Inc.), an oncology focused biotechnology company. Prior to 2009, Mr. Kim served as an Investment Associate for Domain Associates, LLC, a venture capital firm focused on investments in the biotechnology industry. From 2003 to 2006, Mr. Kim also served as Director, Business Development for ImClone Systems Incorporated (now Eli Lilly and Company), a biotechnology company focused on antibody therapeutics. Mr. Kim received his B.A. in Neuroscience and Behavior from Wesleyan University and an M.B.A. from the Wharton School, University of Pennsylvania.

Adam D. Cutler

Adam D. Cutler, 45, is the Chief Financial Officer, Treasurer and Secretary of the Company since his appointment in November 2017. From March 2015 to November 2017, Mr. Cutler was Senior Vice President of Corporate Affairs for Arbutus Biopharma Corporation, where he was responsible for investor relations and contributed to the company’s business development and corporate finance efforts. From June 2012 to February 2015, Mr. Cutler was a Managing Director for The Trout Group LLC and Trout Capital LLC, where he executed financings and advised public and private life science companies on investor relations and capital raising strategies. From 2000 to 2012, Mr. Cutler worked as a biotechnology equity research analyst for Credit Suisse, Canaccord Genuity, JMP Securities, and Bank of America Securities. Mr. Cutler also worked in healthcare consulting as an Analyst at The Frankel Group and a Consultant for Ernst & Young LLP. Mr. Cutler currently serves on the Board of Directors for InMed Pharmaceuticals and Navidea Biopharmaceuticals. Mr. Cutler earned his B.A. in Economics from Brandeis University.

Roger J. Waltzman, M.D.

Roger J. Waltzman, M.D., 52, is the Chief Medical Officer of the Company since his appointment in February 2019. From April 2017 to January 2019, Dr. Waltzman was the Chief Medical Officer of Rgenix, Inc. where he supervised the development of immuno-oncology and metabolic inhibitor assets through Phase 1 a/b clinical trials. From April 2016 to April 2017, Dr. Waltzman was the Chief Medical Officer and Chief Scientific Officer of Jaguar Health, Inc. and Napo Pharmaceuticals, Inc. where he led scientific aspects of development and commercialization of Mytesi® (crofelemer) for patients with HIV and diarrhea, as well as development programs in chemotherapy-induced diarrhea and various indications for companion and production animals. Dr. Waltzman was also a director of Jaguar Health, Inc. from April 2016 to April 2017. From January 2007 to April 2016, Dr. Waltzman held various positions at Novartis Pharmaceuticals Corporation, including as Executive Director and Full Development Head of Malaria Drug Development from 2013 to 2016, where he played a leading role in the development of highly successful

Novartis branded oncology drugs, Glivec® (imatinib) and Jakafi® (ruxolitinib). Prior to joining the pharmaceutical industry, Dr. Waltzman held assistant professorships in medical oncology and palliative care at Saint Vincent’s Hospital and Mount Sinai School of Medicine in New York. At Saint Vincent’s Hospital, he was responsible for overseeing oncology care for patients with breast, gastrointestinal, gynecologic, thoracic, and AIDS-related malignancies. He completed his fellowship in hematology/oncology at Memorial Sloan Kettering Cancer Center. Dr. Waltzman earned an M.B.A. at Columbia Business School where he graduated valedictorian, an M.D. from Brown University School of Medicine and a B.A. from Brown University.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or accrued during the last two fiscal years ended December 31, 2019 and 2018 to (1) our Chief Executive Officer, and (2) our two next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Eric E. Poma, Ph.D., Chief Executive Officer and Chief Scientific Officer (3)	2019	515,000	238,188		971,700	8,850	1,733,738
	2018	500,000	200,000		3,057,927	9,750	3,767,677
Jason S. Kim, President and Chief Operating Officer (4)	2019	401,700	167,208		505,284	8,850	1,083,042
	2018	390,000	127,920		1,025,157	9,250	1,552,327
Roger J. Waltzman, M.D., Chief Medical Officer (5)	2019	345,641	238,000	(6)	723,992	8,788	1,316,422
	2018	—	—		—	—	—

(1)

These amounts represent the aggregate grant date fair value of options granted to each officer in 2019 computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 13 to our Financial Statements, included in our Annual Report on Form 10-K for the year ended December 31, 2019.

(2)	This amount represents life insurance premiums paid, discretionary 401k matching contributions paid by the Company and cell phone allowances.
(3)	Dr. Poma became Chief Executive Officer of the Company on August 1, 2017, effective as of the effective time of the Merger.
(4)	Mr. Kim became President and Chief Operating Officer of the Company on August 1, 2017, effective as of the effective time of the Merger.
(5)	Dr. Waltzman commenced employment on February 19, 2019.
(6)	This amount includes a signing bonus of $90,000 received by Dr. Waltzman in connection with the commencement of his employment in February 2019.

Narrative Disclosure to Summary Compensation Table

Eric E. Poma, Ph.D.

Effective as of the effective time of the Merger, the Company’s Board appointed Dr. Poma as Chief Executive Officer and Chief Scientific Officer of the Company. Prior to the completion of the Merger, Dr. Poma was Chief Executive Officer and Chief Scientific Officer of Private Molecular. Private Molecular entered into an employment agreement with Dr. Poma on April 22, 2016. The agreement provided for a base salary of $412,000 and an annual cash incentive bonus targeted at between 35% to 50% of his base salary awarded at the discretion of the Company’s Board. In October 2017, Dr. Poma’s base salary was increased to $500,000 effective as of August 1, 2017 and his annual cash incentive bonus target for October 1, 2017 through December 31, 2017 was changed to 50% of his new base salary. On January 31, 2018, the Company awarded a cash bonus of $230,583 to Dr. Poma, which represented 103% of his target bonus. No changes were made to Dr. Poma’s base salary or cash incentive bonus target in 2018. On February 6, 2019, the Company awarded a cash bonus of $200,000 to Dr. Poma, which represents 80% of his target bonus and increased his base salary to $515,000 effective as of January 1, 2019. No changes were made to Dr. Poma’s cash incentive bonus target in 2019 or 2020. On January 31, 2020, the Company awarded a cash bonus of

$238,200 to Dr. Poma, which represents 92.5% of his target bonus and increased his base salary to $560,000 effective as of January 1, 2020. Dr. Poma is also eligible to participate in the employee benefit plans available to the Company’s employees, subject to the terms of those plans.

The Company granted an option to purchase 250,000 shares of common stock on February 15, 2019 to Dr. Poma. This grant vests 25% on February 15, 2020, then in equal installments over the 36 following months, fully vesting on February 15, 2023. The Company granted an option to purchase 312,500 shares of common stock on February 14, 2020 to Dr. Poma. This grant vests 25% on February 14, 2021, then in equal installments over the 36 following months, fully vesting on February 14, 2024.

Dr. Poma is entitled to certain benefits in connection with a termination of his employment or a change of control as discussed below under “Potential Payments upon Termination or Change of Control.”

Jason S. Kim

Mr. Kim joined Private Molecular in February 2010 and served as its President and Chief Financial Officer until the completion of the Merger. Following the Merger, he became President and Chief Operating Officer of the Company. Private Molecular entered into an employment agreement with Mr. Kim on April 22, 2016. The agreement provided for a base salary of $334,750 in 2017 and an annual cash incentive bonus targeted at 35% of his base salary awarded at the discretion of the Company’s Board. In October 2017, Mr. Kim’s base salary was increased to $390,000 effective as of August 1, 2017 and his annual cash incentive bonus target for October 1, 2017 through December 31, 2017 was increased to 40% of his new base salary. On January 31, 2018, the Company awarded a cash bonus of $143,884 to Mr. Kim, which represented 101% of his target bonus. No changes were made to Mr. Kim’s base salary or cash incentive bonus target in 2018. On February 6, 2019, the Company awarded a cash bonus of $127,920 to Mr. Kim, which represents 82% of his target bonus and increased his base salary to $401,700 effective as of January 1, 2019. Mr. Kim’s cash incentive bonus target increased to 45% in 2019 and did not change for 2020. On January 31, 2020, the Company awarded a cash bonus of $167,200 to Mr. Kim, which represents 92.5% of his target bonus and increased his base salary to $413,800 effective as of January 1, 2020. Mr. Kim is also eligible to participate in the employee benefit plans available to the Company’s employees, subject to the terms of those plans.

The Company granted an option to purchase 130,000 shares of common stock on February 15, 2019 to Mr. Kim. These grants vest 25% on February 15, 2020, then in equal installments over the 36 following months, fully vesting on February 15, 2023. The Company granted an option to purchase 150,000 shares of common stock on February 14, 2020 to Mr. Kim. This grant vests 25% on February 14, 2021, then in equal installments over the 36 following months, fully vesting on February 14, 2024.

Mr. Kim is entitled to certain benefits in connection with a termination of his employment or a change of control as discussed below under “Potential Payments upon Termination or Change of Control.”

Roger J. Waltzman, M.D.

The Company entered into an employment agreement with Dr. Waltzman on January 3, 2019. The agreement provides for an initial base salary of $400,000, and Dr. Waltzman is eligible to receive a target discretionary annual bonus of 40% of his base salary, which was prorated for 2019. On January 3, 2019, the Company awarded a cash signing bonus of $90,000 to Dr. Waltzman, which was due and paid in full in fiscal year 2019. On January 31, 2020, the Company awarded a cash bonus of $148,000 to Dr. Waltzman, which represents 92.5% of his target bonus. Dr. Waltzman’s cash incentive bonus target remained the same for 2020. On January 31, 2020, the Company increased Dr. Waltzman’s base salary to $420,000 effective as of January 1, 2020. Dr. Waltzman is also eligible to participate in the employee benefit plans available to the Company’s employees, subject to the terms of those plans.

In connection with the commencement of his employment, the Company granted an option to purchase 175,000 shares of common stock on February 28, 2019 to Dr. Waltzman. This grant vests 25% on February 19, 2020, then in equal installments over the 36 following months, fully vesting on February 19, 2023. The Company granted an option to purchase 120,000 shares of common stock on February 14, 2020 to Dr. Waltzman. This grant vests 25% on February 14, 2021, then in equal installments over the 36 following months, fully vesting on February 14, 2024.

Dr. Waltzman is entitled to certain benefits in connection with a termination of his employment or a change of control as discussed below under “Potential Payments upon Termination or Change of Control.”

Outstanding Equity Awards at 2019 Fiscal Year-End

The following table shows grants of stock options outstanding on the last day of the fiscal year ended December 31, 2019, to each of the executive officers named in the Summary Compensation Table.

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)		Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)
Eric E. Poma, Ph.D.	3,563 34,156 220,560 148,958 231,611 —	(1) (2) (3) (4) (5) (11)	— — — 126,042 353,515 250,000	0.71 0.71 1.27 9.40 6.31 4.66	7/11/2021 7/9/2022 11/18/2024 10/8/2027 5/30/2028 2/15/2029
Jason S. Kim	54,136 32,038 12,089 78,069 74,479 77,646 —	(6) (7) (8) (9) (4) (5) (11)	— — — — 63,021 118,515 130,000	0.42 0.71 0.71 1.27 9.40 6.31 4.66	3/8/2020 7/11/2021 7/9/2022 11/18/2024 10/8/2027 5/30/2028 2/15/2029
Roger J. Waltzman, M.D.	—	(10)	175,000	4.96	2/27/2029

(1)

On July 12, 2011, Dr. Poma was granted an option to purchase 127,904 shares of common stock of Private Molecular under the 2009 Stock Plan, as amended, at an exercise price of $0.50 per share. In connection with the Merger, this option was converted into an option to purchase 90,514 shares of the Company’s common stock at a per share exercise price of $0.71. This award was fully vested on July 12, 2016.

(2)

On July 10, 2012, Dr. Poma was granted an option to purchase 48,266 shares of common stock of Private Molecular under the 2009 Stock Plan, as amended, at an exercise price of $0.50 per share. In connection with the Merger, this option was converted into an option to purchase 34,156 shares of the Company’s common stock at a per share exercise price of $0.71. This award was fully vested on December 5, 2016.

(3)

On November 19, 2014, Dr. Poma was granted an option to purchase 311,670 shares of common stock of Private Molecular under the 2009 Stock Plan, as amended, at an exercise price of $0.90 per share. In connection with the Merger, this option was converted into an option to purchase 220,560 shares of the

Company’s common stock at a per share exercise price of $1.27. This award was fully vested on September 19, 2017.
(4)

Dr. Poma and Mr. Kim were granted options to purchase 275,000 and 137,500 shares of common stock, respectively, on October 9, 2017. These awards each vested 25% on October 9, 2018, and vested and will continue to vest 2.1% monthly thereafter through October 9, 2021, provided that at the relevant vesting dates Dr. Poma and Mr. Kim continue their respective service to the Company.

(5)

Dr. Poma and Mr. Kim were granted options to purchase 585,126 and 196,161 shares of common stock, respectively, on May 31, 2018. These awards each vest 25% on May 31, 2019, and 2.1% monthly thereafter through May 31, 2022, provided that at the relevant vesting dates Dr. Poma and Mr. Kim continue their respective service to the Company.

(6)

On March 9, 2010, Mr. Kim was granted an option to purchase 76,500 shares of common stock of Private Molecular under the 2009 Stock Plan, as amended, at an exercise price of $0.30 per share. In connection with the Merger, this option was converted into an option to purchase 54,136 shares of the Company’s common stock at a per share exercise price of $0.42. Mr. Kim exercised this option in full on January 3, 2020.

(7)

On July 12, 2011, Mr. Kim was granted an option to purchase 45,273 shares of common stock of Private Molecular under the 2009 Stock Plan, as amended, at an exercise price of $0.50 per share. In connection with the Merger, this option was converted into an option to purchase 32,038 shares of the Company’s common stock at a per share exercise price of $0.71. This award was fully vested on July 12, 2016.

(8)

On July 10, 2012, Mr. Kim was granted an option to purchase 17,084 shares of common stock of Private Molecular under the 2009 Stock Plan, as amended, at an exercise price of $0.50 per share. In connection with the Merger, this option was converted into an option to purchase 12,089 shares of the Company’s common stock at a per share exercise price of $0.71. This award was fully vested on December 5, 2016.

(9)

On November 19, 2014, Mr. Kim was granted an option to purchase 110,319 shares of common stock of Private Molecular under the 2009 Stock Plan, as amended, at an exercise price of $0.90 per share. In connection with the Merger, this option was converted into an option to purchase 78,069 shares of the Company’s common stock at a per share exercise price of $1.27. This award was fully vested on September 19, 2017.

(10)

Dr. Waltzman was granted an option to purchase 175,000 shares of common stock on February 28, 2019. These awards vested 25% on February 19, 2020, and 2.1% monthly thereafter through February 19, 2023, provided that at the relevant vesting dates Dr. Waltzman continues his service to the Company.

(11)

Dr. Poma and Mr. Kim were granted options to purchase 250,000 and 130,000 shares of common stock, respectively, on February 15, 2019. These awards each vest 25% on February 15, 2020, and 2.1% monthly thereafter through February 15, 2023, provided that at the relevant vesting dates Dr. Poma and Mr. Kim continue their respective service to the Company.

Potential Payments upon Termination or Change-In-Control

Eric E. Poma, Ph.D.

Pursuant to Dr. Poma’s employment agreement, if Dr. Poma’s employment is terminated for Cause, death, Disability, or non-renewal or expiration of the employment term, or if Dr. Poma voluntarily resigns without Good Reason, he shall be entitled to: (i) his base salary through the effective date of termination; (ii) the right to continue health care benefits under COBRA, at his cost, to the extent required and available by law; (iii) reimbursement of expenses for which he is entitled to be reimbursed, but for which he has not yet been reimbursed; and (iv) no other severance or benefits of any kind, unless required by law or pursuant to any other Company plans or policies, as then in effect. “Disability” means that Dr. Poma, at the time notice is given, has been unable to substantially perform his duties under the employment agreement for not less than 120 work days within a 12 consecutive month period as a result of his incapacity due to a physical or mental condition and, if reasonable accommodation is required by law, after any reasonable accommodation.

If Dr. Poma is terminated by the Company involuntarily without Cause (excluding any termination due to death or Disability) or if Dr. Poma resigns with Good Reason, then he shall be entitled to receive: (A) his base salary through the date of termination; (B) continuing severance pay at a rate equal to 100% of his base salary, as then in effect (less applicable withholding), for a period of nine months from the date of such termination, to be paid periodically in accordance with the Company’s normal payroll practices; (C) reimbursement of all expenses for which he is entitled to be reimbursed, but for which he has not yet been reimbursed; (D) the right to continue health care benefits under COBRA, at his cost, to the extent required and available by law; and (E) no other severance or benefits of any kind, unless required by law or pursuant to any written Company plans or policies, as then in effect.

As defined in Dr. Poma’s employment agreement, “Cause” means (i) Dr. Poma’s continued failure to substantially perform the duties and obligations under the employment agreement (for reasons other than death or Disability); (ii) the commission by Dr. Poma of (x) an act of dishonesty or act constituting common law fraud, embezzlement or a felony, or (y) any violation of federal or state law, tortious act, unlawful act or malfeasance which causes or reasonably could cause material harm to the Company’s standing, condition or reputation; (iii) Dr. Poma’s violation of, or a plea of nolo contendere or guilty to, a felony under the laws of the United States or any state; or (iv) Dr. Poma’s material breach of the terms of his employment agreement or his proprietary information agreement. With respect to subsection (i) above, before the Company can terminate Dr. Poma for Cause for the continued failure to substantially perform his duties, the Company must provide Dr. Poma with written notice of the grounds for Cause and provide Dr. Poma no less than thirty (30) days from the date of the notice (the “Cure Period”) to cure the deficiencies in his performance and avoid termination. If Dr. Poma cures the conditions giving rise to Cause for termination within the Cure Period but the Company terminates Dr. Poma’s employment during or at the end of the Cure Period, Dr. Poma will be entitled to the severance payments and/or benefits contemplated by his employment agreement.

As defined in Dr. Poma’s employment agreement, “Good Reason” means, without Dr. Poma’s written consent: (i) there is a material reduction in his base salary (except where there is a general reduction applicable to the management team generally), (ii) there is a material reduction in his overall responsibilities or authority, title, or scope of duties; (iii) a requirement by the Company that he perform an act or not perform an act that he reasonably believes violates a law, rule or regulation or constitutes fraud or violates a clear mandate of public policy or clear principle of professional ethics or (iv) a material change in the geographic location at which he must perform his services; provided, that in no instance will the relocation of Dr. Poma to a facility or a location of 50 miles or less from his then current office location be deemed material for purposes of the employment agreement.

Jason S. Kim

Pursuant to Mr. Kim’s employment agreement, if Mr. Kim’s employment is terminated for Cause, death, Disability, or non-renewal or expiration of the employment term, or if Mr. Kim voluntarily resigns without Good Reason, he shall be entitled to: (i) his base salary through the effective date of termination; (ii) the right to continue health care benefits under COBRA, at his cost, to the extent required and available by law; (iii) reimbursement of expenses for which he is entitled to be reimbursed, but for which he has not yet been reimbursed; and (iv) no other severance or benefits of any kind, unless required by law or pursuant to any other Company plans or policies, as then in effect. “Disability” means that Mr. Kim, at the time notice is given, has been unable to substantially perform his duties under the employment agreement for not less than 120 work days within a 12 consecutive month period as a result of his incapacity due to a physical or mental condition and, if reasonable accommodation is required by law, after any reasonable accommodation.

If Mr. Kim is terminated by the Company involuntarily without Cause (excluding any termination due to death or Disability) or if Mr. Kim resigns with Good Reason, then he shall be entitled to receive: (A) his base salary through the date of termination; (B) continuing severance pay at a rate equal to 100% of his base salary, as then in effect (less applicable withholding), for a period of nine months from the date of such termination, to be paid periodically in accordance with the Company’s normal payroll practices; (C) reimbursement of all expenses for which he is entitled to be reimbursed, but for which he has not yet been reimbursed; (D) the right to continue health care benefits under COBRA, at his cost, to the extent required and available by law; and (E) no other severance or benefits of any kind, unless required by law or pursuant to any written Company plans or policies, as then in effect.

As defined in Mr. Kim’s employment agreement, “Cause” means (i) Mr. Kim’s continued failure to substantially perform the duties and obligations under the employment agreement (for reasons other than death or Disability); (ii) the commission by Mr. Kim of (x) an act of dishonesty or act constituting common law fraud, embezzlement or a felony, or (y) any violation of federal or state law, tortious act, unlawful act or malfeasance which causes or reasonably could cause material harm to the Company’s standing, condition or reputation; (iii) Mr. Kim’s violation of, or a plea of nolo contendere or guilty to, a felony under the laws of the United States or any state; or (iv) Mr. Kim’s material breach of the terms of his employment agreement or his proprietary information agreement. With respect to subsection (i) above, before the Company can terminate Mr. Kim for Cause for the continued failure to substantially perform his duties, the Company must provide Mr. Kim with written notice of the grounds for Cause and provide Mr. Kim no less than 30 days from the date of the notice (the “Cure Period”) to cure the deficiencies in his performance and avoid termination. If Mr. Kim cures the conditions giving rise to Cause for termination within the Cure Period but the Company terminates Mr. Kim’s employment during or at the end of the Cure Period, Mr. Kim will be entitled to the severance payments and/or benefits contemplated by his employment agreement.

As defined in Mr. Kim’s employment agreement, “Good Reason” means, without Mr. Kim’s written consent: (i) there is a material reduction in his base salary (except where there is a general reduction applicable to the management team generally), (ii) there is a material reduction in his overall responsibilities or authority, title, or scope of duties; (iii) a requirement by the Company that he perform an act or not perform an act that he reasonably believes violates a law, rule or regulation or constitutes fraud or violates a clear mandate of public policy or clear principle of professional ethics or (iv) a material change in the geographic location at which he must perform his services; provided, that in no instance will the relocation of Mr. Kim to a facility or a location of 50 miles or less from his then current office location be deemed material for purposes of the employment agreement.

Roger J. Waltzman, M.D.

Pursuant to Dr. Waltzman’s employment agreement, if Dr. Waltzman’s employment is terminated by the Company for any reason he will receive (i) 100% of his base salary, as then in effect, through the date of termination, (ii) reimbursement of all expenses for which he is entitled to be reimbursed and (iii) if he participates in the Company’s group health plans, the right to continue health care benefits under COBRA, at his cost. If Dr. Waltzman’s employment is terminated without “Cause” (as defined in the Company’s 2014 Equity Incentive Plan), he will be entitled to receive as severance, 100% of his base salary, as then in effect, for a period of nine months from the date of such termination, to be paid periodically in accordance with the Company’s normal payroll practices, provided he delivers to the Company and does not revoke a separation agreement and general release within sixty days following his last day of employment, in addition to the reimbursement of all expenses and right to continue health care benefits under COBRA, described above. In the event that Dr. Waltzman’s employment is terminated by the Company without Cause in connection with a Change in Control (as defined in the Company’s 2014 Equity Incentive Plan), provided he delivers to the Company and does not revoke a separation agreement and general release within sixty days following his last day of employment, the Company will (i) pay Dr. Waltzman a lump sum amount equal to one times (1x) the sum of his current base salary and his annual target bonus, in lieu of the severance described previously and (ii) accelerate the vesting of Dr. Waltzman’s then-held Company time-based equity awards. In the event of such termination without Cause in connection with a Change in Control, all stock options held by Dr. Waltzman will immediately become exercisable in full and any other stock awards held by Dr. Waltzman will become free of restrictions.

Advisory Vote on Executive Compensation

At our 2019 annual meeting of stockholders, our stockholders expressed a preference that our stockholders should vote on this “say-on-pay” proposal every one (1) year. After careful consideration of this proposal, the Board of Directors determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company. As such, this proxy statement includes a say-on-pay vote as Proposal 3.

Also at our 2019 annual meeting of stockholders, over 96% of our stockholders who casted votes were in favor of our named executive officer compensation as disclosed in our 2019 proxy statement. The Board and Compensation Committee reviewed these final vote results and determined that, given the significant level of support, no changes to our executive compensation program and processes are necessary at this time. Our Board recommends a vote “FOR” an approval of Proposal 3, to approve on a non-binding advisory basis, the compensation paid to our named executive officers, as disclosed in this proxy statement below, pursuant to the compensation disclosure rules of the SEC, including the compensation tables and the narrative discussions that accompany the compensation tables.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2019 to each of non-employee director of the Company. Directors who are employed by us are not compensated for their service on our Board.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(5)	Total ($)
Harold E. Selick, Ph.D.	70,000	102,552	172,552
Jonathan Lanfear (2)	—	—	—
David Hirsch, M.D., Ph.D.	56,500	102,552	159,052
David R. Hoffmann	55,000	102,552	157,552
Kevin Lalande (3)	58,000	102,552	160,552
Scott Morenstein	47,500	102,552	150,052
Corsee Sanders, Ph.D. (4)	—	263,073	263,073

(1)

These amounts represent the aggregate grant date fair value of options granted to each director in 2019 computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 13 to our Financial Statements, included in our Annual Report on Form 10-K for the year ended December 31, 2019.

(2)	Mr. Lanfear is an unpaid member of the Board, and has neither earned nor received any compensation, or stock option grants to date.
(3)	Mr. Lalande is a Managing Member of SHVMS, LLC and is obligated to transfer any shares issued to him by the Company, or the economic benefits thereof, to SHVMS, LLC.
(4)	Dr. Sanders became a Board member in December 2019.

(5)

As of December 31, 2019 the aggregate number of options held by each of our non-employee directors was as follows (representing both exercisable and unexercisable option awards, none of which have been exercised):

Name	Number of Shares Underlying Outstanding Stock Options
Harold E. Selick, Ph.D.	55,000
David Hirsch, M.D., Ph.D.	55,000
David R. Hoffmann	67,725
Kevin Lalande	55,000
Scott Morenstein	55,000
Corsee Sanders, Ph.D.	25,000
Jonathan Lanfear	—

Director Compensation Policy

The following is a description of the standard compensation arrangements under which our non-employee directors are compensated for their service as directors, including as members of the various committees of our Board.

The Company generally provides its non-employee directors with cash and equity compensation for their service on the Board. The Board is responsible for considering and approving the compensation paid to the Company’s non-employee directors, upon recommendation from the Compensation Committee. The Compensation Committee reviews the compensation paid to the Company’s non-employee directors with input and market data provided by the Compensation Committee’s outside compensation consultant. In this regard, in March 2015, the Board of Pre-Merger Threshold approved a non-employee director compensation policy, or the director compensation policy, that set forth the terms of the cash and equity compensation to be paid to the Company’s non-employee directors beginning in 2015. In October 2017, May 2018 and December 2019, the Board amended and restated the director compensation policy. Directors who are also our employees, such as Dr. Poma, will not receive additional compensation for their services as directors.

On December 19, 2019, our director compensation policy was amended to clarify the annual cash retainers as set forth below for service as (i) a member or chairperson of the Board, as applicable, and (ii) a member or chairperson of a committee of the Board, as applicable, with such fees to be paid on a quarterly basis:

Board or Committee	Type of Fee	Amount (Per Year)
Board	Chair Retainer Fee	$70,000
	Non-Chair Member Retainer Fee	$40,000
Audit Committee	Chair Retainer Fee	$15,000
	Non-Chair Member Retainer Fee	$7,500
Compensation Committee	Chair Retainer Fee	$10,000
	Non-Chair Member Retainer Fee	$5,000
Nominating and Corporate Governance Committee	Chair Retainer Fee	$8,000
	Non-Chair Member Retainer Fee	$4,000

Pursuant to our current director compensation policy, in each year of a non-employee director’s tenure, the director is granted a nonstatutory stock option to purchase 15,000 shares of our common stock on the date of our annual meeting of stockholders, provided that such individual has served as a non-employee director for at least six months prior to the date of such annual meeting. Upon the initial election or appointment to the Board, new non-employee directors are granted a nonstatutory stock option to purchase 25,000 shares of our common stock. Each annual option grant will vest and become exercisable on the first anniversary of the date of grant, subject to the non-employee director’s continuous service through such dates. Each initial option grant will vest and become exercisable as to 50% of the shares of common stock subject to the option on each of the first and second anniversaries of the date of grant, subject to the non-employee director’s continuous service (as defined in our director compensation policy) through such dates. All annual and initial stock option grants to our non-employee directors under the director compensation policy fully vest immediately prior to a fundamental transaction or change in control, as such terms are defined in our director compensation policy.

Each non-employee director is entitled to reimbursement from the Company for all reasonable out-of-pocket expenses incurred by the non-employee director in connection with his or her attendance at Board and Committee meetings.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2019.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	4,265,624	$6.97	736,916
Equity compensation plans not approved by security holders (2)	478,336	$1.07	—
Total	4,743,990	$6.37	736,916

(1)

These plans consist of the 2018 Equity Incentive Plan, the 2014 Equity Incentive Plan, as amended; the 2004 Amended and Restated Equity Incentive Plan; and the Amended and Restated 2004 Employee Stock Purchase Plan. As of May 31, 2018, the 2014 Equity Incentive Plan; and the 2004 Equity Incentive Plan were terminated, and no further shares will be granted from those plans.

(2)

In August 2017, the Company assumed the Private Molecular 2009 Stock Plan as part of the Merger. The 2009 Stock Plan permits the granting to full or part-time officers, employees, directors, consultants and other key persons as selected from time to time by the administrator in its discretion of (i) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (ii) options that do not so qualify. The option exercise price of each option is determined by the administrator but may not be less than 100% of the fair market value of the common stock on the date of grant. The term of each option is fixed by the administrator and may not exceed 10 years from the date of grant. The administrator determines at what time or times each option may be exercised. In addition, the 2009 Stock Plan permits the granting of restricted stock. As of May 31, 2018, the Private Molecular 2009 Stock Plan was terminated, and no further shares will be granted from this plan.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.mtem.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Ernst & Young LLP. In fulfilling its responsibilities for the financial statements for fiscal year 2019, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended 2019 with management and Ernst & Young LLP, our independent registered public accounting firm;

•	Discussed with Ernst & Young LLP the matters required to be discussed in accordance with Auditing Standard No. 1301- Communications with Audit Committees; and

•

Received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP communications with the Audit Committee and the Audit Committee further discussed with Ernst & Young LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.

Members of the Molecular Templates, Inc. Audit Committee
David R. Hoffmann
David Hirsch, M.D., Ph.D.
Scott Morenstein

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following describes transactions since January 1, 2018 to which we have been a party and in which:

•	the amounts involved exceeded or will exceed the lesser of $120,000 or 1% of the average of the Company’s total assets at year end for fiscal year 2019 and 2018; and

•

any of our directors, executive officers, or beneficial holders of more than 5% of our voting securities, or their affiliates or immediate family members, had or will have a direct or indirect material interest.

We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unrelated third parties. Compensation arrangements for our directors and named executive officers are described in “Non-Employee Director Compensation” and “Executive Compensation.”

Underwritten Public Offering

On September 25, 2018, we closed our underwritten public offering (the “2018 Public Offering”) of 9,430,000 shares of our common stock, which included the exercise in full by the underwriters of their option to purchase 1,230,000 additional shares of common stock, at a price to the public of $5.50 per share, in which Longitude Venture Partners III, L.P. and CDK Associates, L.L.C., current stockholders of the Company, purchased 365,000 and 545,454 shares of common stock, respectively, at the public offering price. Scott Morenstein, a director of the Company is a Managing Director of Caxton Alternative Management LP, the investment manager of CDK Associates, L.L.C., and David Hirsch, a director of the Company, is a member of Longitude Capital Partners III, LLC, the general partner of Longitude Venture Partners III, L.P.

On November 25, 2019, we closed our underwritten public offering (the “2019 Public Offering”) of 6,000,000 shares of our common stock and 250 shares of our newly designated Series A Convertible Preferred Stock, which included the exercise in full by the underwriters of their option to purchase 900,000 additional shares of common stock, at a price to the public of $8.00 per share, in which Longitude Venture Partners III, L.P. and CDK Associates, L.L.C., current stockholders of the Company, purchased 937,500 and 468,750 shares of common stock, respectively, at the public offering price. Scott Morenstein, a director of the Company is a Managing Director of Caxton Alternative Management LP, the investment manager of CDK Associates, L.L.C., and David Hirsch, a director of the Company, is a member of Longitude Capital Partners III, LLC, the general partner of Longitude Venture Partners III, L.P.

Takeda Research and Development Agreements

On September 18, 2018, the Company entered into a Development Collaboration and Exclusive License Agreement (“Takeda Development and License Agreement”) with Millennium Pharmaceuticals, Inc., a wholly-owned subsidiary of Takeda Pharmaceutical Company Limited (“Takeda”), for the development and commercialization of products incorporating or comprised of one or more CD38 SLT-A fusion proteins (“Licensed Products”) for the treatment of patients with diseases such as multiple myeloma. Pursuant the Takeda Development and License Agreement Takeda made an upfront payment of $30.0 million to the Company in October 2018.

In addition to the upfront fee, pursuant to the terms of the Takeda Development and License Agreement, as a result of the Company exercising its co-development option, it is eligible to receive pre-clinical and clinical development milestone payments of up to $307.5 million, upon the achievement of certain development milestones and regulatory approvals; and sales milestone payments of up to $325.0 million, upon the achievement of certain sales milestone events. If the Company elects to end its co-development, it will be eligible to receive development milestone payments of up to $162.5 million upon the achievement of certain development milestones and regulatory approvals; and sales milestone payments of up to $175.0 million upon the achievement of certain sales milestone events. The Company will also be entitled to receive tiered royalties, subject to certain reductions, as percentages of annual aggregate net sales, if any, of Licensed Products. The royalty percentages will range from low double-digits to low twenties as a result of the Company exercising its option to co-develop, and from high-single digits to low teens if the Company elects to end its co-development. In July 2019, the Company exercised its co-development option and may elect to end such co-development by providing Takeda with written notice of termination of the co-development. In the event the Company elects to end the co-development, the Company will be subject to reduced payments and royalty rates as set forth earlier in this paragraph and more specifically in the Takeda Development and License Agreement.

In October 2016, Private Molecular entered into a collaboration and option agreement (the “Takeda Collaboration Agreement”) with Takeda, to discover and develop CD38-targeting engineered toxin bodies (“ETBs”), which includes MT-4019 for evaluation by Takeda. In connection with the Takeda Collaboration Agreement, the Company entered into an Individual Project Agreement (the “Takeda Individual Project Agreement”) with Takeda in June 2018 that was subsequently amended in July 2018. Under the Takeda Individual Project Agreement, the Company is responsible to perform certain research and development services relating to Chemistry, Manufacturing, and Controls (“CMC”) work for three potential lead ETBs targeting CD38.

Michael Broxson, was a director of the Company at the time of entering into these research and development agreements, and was the Vice President and Head of R&D Business Development for Takeda. Jonathan Lanfear, a director of the Company is the Vice President and Global Head of Oncology & Neuroscience Business Development at Takeda.

Indemnification Arrangements

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by Delaware law. Further, we have entered into separate indemnification agreements with each of our directors and executive officers. Such agreements require us, among other things, to indemnify our directors and officers, other than for liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceedings against them as to which they could be indemnified.

Policies and Procedures for Related Party Transactions

We have adopted a written policy that requires all future transactions between us and any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404 of Regulation S-K, or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our Audit Committee. Any request for such a transaction must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

Our Audit Committee reviews and approves in advance all related-party transactions.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

On March 5, 2020, the Board nominated Eric E. Poma, Ph.D. and Harold E. Selick, Ph.D. for election at the annual meeting. The Board currently consists of eight members, classified into three classes as follows: Eric E. Poma, Ph.D. and Harold E. Selick, Ph.D. constitute a class with a term ending in 2020; Jonathan Lanfear, Scott Morenstein and Corsee Sanders, Ph.D. constitute a class with a term ending in 2021; and Kevin Lalande, David Hirsch, M.D., Ph.D. and David R. Hoffmann constitute a class with a term ending in 2022. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

The Board has voted to nominate Eric E. Poma, Ph.D. and Harold E. Selick, Ph.D. for election as Class I directors at the annual meeting for a term of three years to serve until the 2023 annual meeting of stockholders, and until their respective successors are elected and qualified. The Class II directors (Jonathan Lanfear, Scott Morenstein and Corsee Sanders, Ph.D.) and the Class III directors (Kevin Lalande, David Hirsch, M.D., Ph.D. and David R. Hoffmann) will serve until the annual meetings of stockholders to be held in 2021 and 2022, respectively, and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Eric E. Poma, Ph.D. and Harold E. Selick, Ph.D. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

The affirmative vote of a majority of the votes cast affirmatively or negatively at the annual meeting is required to elect each nominee as a director. Abstentions and broker non-votes are not counted as a vote cast either “FOR” or “Against” such director’s election.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ERIC E. POMA, PH.D. AND HAROLD E. SELICK, PH.D. AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2020. Ernst & Young LLP has served as our independent registered public accounting firm since 2017. The Board proposes that the stockholders ratify this appointment. Ernst & Young LLP audited our financial statements for the fiscal year ended December 31, 2019. We expect that representatives of Ernst & Young LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint Ernst & Young LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Ernst & Young LLP and concluded that Ernst & Young LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2020.

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2019, and December 31, 2018, and fees billed for other services rendered by Ernst & Young LLP during those periods.

	2019	2018
Audit fees:(1)	558,000	476,000
Audit related fees:(2)	—	—
Tax fees:(3)	—	—
All other fees:(4)	6,000	3,000

Total	564,000	479,000

(1)

Audit fees consisted of audit services of the annual consolidated financial statements included in our Form 10-K, the quarterly reviews of financial statements included in our Form 10-Q filings, fees associated with SEC registration statements, and accounting consultations related to audit services.

(2)	Audit related fees consisted principally of fees related to the annual audit and the quarterly reviews, but outside the scope of the Audit Committee approved audit, and agreed upon procedures.
(3)	Tax fees consist principally of assistance with matters related to tax compliance and reporting, tax advice, and tax planning.
(4)	All other fees consist principally of all other permissible work performed by Ernst & Young LLP that does not meet the above category descriptions.

The percentage of services set forth above in the categories that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit), was 100%.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit services traditionally performed by an independent registered accounting firm of the annual consolidated financial statements included in our Form 10-K, the quarterly reviews of financial statements included in our Form 10-Q filings, fees associated with SEC registration statements, assistance in responding to SEC comment letters and accounting consultations related to audit services.

2. Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4. Other Fees are those associated with services not captured in the other categories.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required to ratify the appointment of the independent registered public accounting firm. Abstentions and broker non-votes are not counted as a vote cast either “FOR” or “Against” such director’s election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 3

ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers as described in the compensation tables and related material contained in this proxy statement. Stockholders are urged to read the section titled “Executive Officer and Director Compensation” in this proxy statement, which contains tabular information and narrative discussion about the compensation of our named executive officers.

Because your vote is advisory, it will not be binding on our Compensation Committee or our Board. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually, and therefore, we expect that the next such advisory vote will occur at the 2021 annual meeting of stockholders.

Our compensation philosophy is designed to align each executive’s compensation with Molecular Templates, Inc. short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans. We believe that the components of our executive compensation programs align the interests of our named executive officers with those of our stockholders and are intended to promote long-term stockholder value creation. In addition, we believe that the objectives of our executive compensation program, as they relate to our named executive officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2020 annual meeting:

“RESOLVED, that the compensation paid to the named executive officers of Molecular Templates, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

The affirmative vote of a majority of the votes cast affirmatively or negatively at the annual meeting is required to approve, on an advisory basis, this resolution. Abstentions and broker non-votes are not counted as a vote cast either “FOR” or “Against” such director’s election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at www.mtem.com under our “Investors – Governance” page. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.

OTHER MATTERS

The Board knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2021 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) no later than December 24, 2020, 120 days prior to the date that is one year from this year’s mailing date. To be considered for presentation at the 2021 annual meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than November 24, 2020 and no later than December 24, 2020 (not less than 120 days and not more than 150 days prior to the date that is one year from this year’s mailing date). Proposals that are not received in a timely manner will not be voted on at the 2021 annual meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Adam Cutler, Molecular Templates, Inc., 9301 Amberglen Blvd., Suite 100, Austin, Texas 78729.

Austin, Texas

April 23, 2020

Annual Meeting of Molecular Templates, Inc. Annual Meeting of Molecular Templates, Inc. to be held on Thursday, May 28, 2020 for Holders as of April 8, 2020 See Additional Information on Reverse Side. This proxy is being solicited on behalf of the Board of Directors of the Company VOTE BY: Please make your marks like this: Use dark black pencil or pen only INTERNET TELEPHONE Call The Board of Directors recommends a vote FOR the election of all director Go To 866-307-0775 nominees in proposal 1, and FOR proposals 2 and 3. www.proxypush.com/MTEM • Use any touch-tone telephone. • Cast your vote online. OR Directors • Have your Proxy Card/V oting Instruction Form ready. 1: Election of Directors Recommend • View meeting documents. • Follow the simple recorded instructions. Nominees: For Against Abstain MAIL 01 Eric E. Poma, Ph.D. For • Mark, sign and date your Proxy Card/V oting Instruction Form. OR 02 Harold E. Selick, Ph.D. For • Detach your Proxy Card/V oting Instruction Form. • Return your Proxy Card/V oting Instruction Form in the postage-paid envelope provided. 2: Ratify the appointment of Ernst & Young For LLP as the Company’s independent The undersigned, revoking any previous proxies relating to these shares, hereby appoints Eric E. Poma, Ph.D., registered public accounting firm for the and Adam D. Cutler, and each of them, as the true and lawful attorneys and proxies of the undersigned, with full fiscal year ending December 31, 2020. power of substitution and revocation, and authorizes each of them to vote all the shares of capital stock of Molecular Templates, Inc. that the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters 3: Approve on an advisory basis the compensation For specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, of the Company’s named executive officers, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may as disclosed pursuant to the compensation properly come before the meeting and revoking any proxy heretofore given. disclosure rules of the Securities and Exchange Commission. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES IN PROPOSAL 1, AND FOR PROPOSALS 2 AND 3. All votes must be received by 11:59 P.M., Eastern Time, May 27, 2020. PROXY TABULATOR FOR MOLECULAR TEMPLATES, INC. P.O. BOX 8016 CARY, NC 27512-9903 If you plan to attend the meeting and vote your shares in person, please mark this box. Authorized Signatures - This section must be completed for your Instructions to be executed. Please Sign Here Please Date Above Please Sign Here Please Date Above Please sign exactly as your name(s) appears(s) on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations and partnerships should provide full name of corporation and partnerships and title of authorized officer signing the proxy. Please separate carefully at the perforation and return just this portion in the envelope provided.Annual Meeting of Molecular Templates, Inc. Annual Meeting of Molecular Templates, Inc. to be held on Thursday, May 28, 2020 for Holders as of April 8, 2020 See Additional Information on Reverse Side. This proxy is being solicited on behalf of the Board of Directors of the Company VOTE BY: Please make your marks like this: Use dark black pencil or pen only INTERNET TELEPHONE Call The Board of Directors recommends a vote FOR the election of all director Go To 866-307-0775 nominees in proposal 1, and FOR proposals 2 and 3. www.proxypush.com/MTEM • Use any touch-tone telephone. • Cast your vote online. OR Directors • Have your Proxy Card/V oting Instruction Form ready. 1: Election of Directors Recommend • View meeting documents. • Follow the simple recorded instructions. Nominees: For Against Abstain MAIL 01 Eric E. Poma, Ph.D. For • Mark, sign and date your Proxy Card/V oting Instruction Form. OR 02 Harold E. Selick, Ph.D. For • Detach your Proxy Card/V oting Instruction Form. • Return your Proxy Card/V oting Instruction Form in the postage-paid envelope provided. 2: Ratify the appointment of Ernst & Young For LLP as the Company’s independent The undersigned, revoking any previous proxies relating to these shares, hereby appoints Eric E. Poma, Ph.D., registered public accounting firm for the and Adam D. Cutler, and each of them, as the true and lawful attorneys and proxies of the undersigned, with full fiscal year ending December 31, 2020. power of substitution and revocation, and authorizes each of them to vote all the shares of capital stock of Molecular Templates, Inc. that the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters 3: Approve on an advisory basis the compensation For specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, of the Company’s named executive officers, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may as disclosed pursuant to the compensation properly come before the meeting and revoking any proxy heretofore given. disclosure rules of the Securities and Exchange Commission. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES IN PROPOSAL 1, AND FOR PROPOSALS 2 AND 3. All votes must be received by 11:59 P.M., Eastern Time, May 27, 2020. PROXY TABULATOR FOR MOLECULAR TEMPLATES, INC. P.O. BOX 8016 CARY, NC 27512-9903 If you plan to attend the meeting and vote your shares in person, please mark this box. Authorized Signatures - This section must be completed for your Instructions to be executed. Please Sign Here Please Date Above Please Sign Here Please Date Above Please sign exactly as your name(s) appears(s) on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations and partnerships should provide full name of corporation and partnerships and title of authorized officer signing the proxy. Please separate carefully at the perforation and return just this portion in the envelope provided.

Please separate carefully at the perforation and return just this portion in the envelope provided. Revocable Proxy — Molecular Templates, Inc. Annual Meeting of Stockholders of the Company Thursday, May 28, 2020, 8:30 A.M. (Eastern Time) This Proxy is Solicited on Behalf of the Board of Directors of the Company The undersigned, revoking any previous proxies relating to these shares, appoints Eric E. Poma, Ph.D., and Adam D. Cutler, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of Molecular Templates, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 28, 2020, at 08:30 A.M. ET at Molecular Templates, Inc., Harborside 5, 185 Hudson Street, Suite 1510, Jersey City, NJ 07311, and any and all adjournments thereof, as set forth on the reverse side hereof. As part of its precautions related to COVID-19, the Company is planning for the possibility that the Annual Meeting may be held virtually through the Internet. If the Company were to take this step, it would promptly announce the decision through a press release, file the announcement with the Securities and Exchange Commission as additional proxy materials, and post the announcement on the Company’s website. This proxy is revocable and will be voted as directed. However, if no instructions are specified, the proxy will be voted FOR the election of the director nominees specified in Proposal 1, and FOR Proposals 2 and 3. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)Please separate carefully at the perforation and return just this portion in the envelope provided. Revocable Proxy — Molecular Templates, Inc. Annual Meeting of Stockholders of the Company Thursday, May 28, 2020, 8:30 A.M. (Eastern Time) This Proxy is Solicited on Behalf of the Board of Directors of the Company The undersigned, revoking any previous proxies relating to these shares, appoints Eric E. Poma, Ph.D., and Adam D. Cutler, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of Molecular Templates, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 28, 2020, at 08:30 A.M. ET at Molecular Templates, Inc., Harborside 5, 185 Hudson Street, Suite 1510, Jersey City, NJ 07311, and any and all adjournments thereof, as set forth on the reverse side hereof. As part of its precautions related to COVID-19, the Company is planning for the possibility that the Annual Meeting may be held virtually through the Internet. If the Company were to take this step, it would promptly announce the decision through a press release, file the announcement with the Securities and Exchange Commission as additional proxy materials, and post the announcement on the Company’s website. This proxy is revocable and will be voted as directed. However, if no instructions are specified, the proxy will be voted FOR the election of the director nominees specified in Proposal 1, and FOR Proposals 2 and 3. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)